                                                                    EXHIBIT 10.3


                  FIFTH AMENDMENT TO THE HARBINGER CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         THIS FIFTH AMENDMENT TO THE HARBINGER CORPORATION AMENDED AND RESTATED 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Amendment") is made effective as of the 30th day of April, 1999 (the "Effective Date"), by HARBINGER CORPORATION, a corporation organized and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term as in the Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Non-Employee Directors (the "Plan"), unless otherwise stated herein.

                              W I T N E S S E T H:

         WHEREAS, the Second Amendment to the Plan was approved by the Shareholders of the Company at the May 8, 1996 Annual Meeting of Shareholders;

         WHEREAS, the Third Amendment to the Plan was approved by the Board of Directors of the Company at the March 24, 1997 Board Meeting;

         WHEREAS, the Fourth Amendment to the Plan was approved by the Shareholders of the Company at the April 24, 1998 Annual Meeting of Shareholders; and

         WHEREAS, the Board of Directors of the Company desires to alter the vesting of options granted under the Plan.

         NOW THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

         SECTION 1. Section 5.2 of the Plan is hereby amended by deleting
Section 5.2 of the Plan in its entirety and substituting in lieu thereof the following:

         5.2      OPTION GRANT SIZE AND GRANT DATES.

                  5.2.1 ANNUAL GRANTS. An option to purchase 15,000 Shares of Common Stock (as adjusted pursuant to Section 6) shall automatically be granted to each Eligible Director on the date of, and at a time which shall be immediately following, the Annual Meeting at which this Plan is approved by the stockholders of the Company (an "Annual Grant"). Subsequent Options, each for 15,000 Shares of Common Stock (as adjusted pursuant to Section 6), shall be granted to each Eligible Director on the date of, and at a time which shall be immediately following, every succeeding Annual Meeting of the stockholders (also an "Annual Grant"). For purposes of this Plan, "Annual Meeting" means the annual meeting of the Company's stockholders as described in the Company's Bylaws and as determined by the Chief Executive Officer of the Company. Subsequent options shall automatically be granted hereunder at each Annual Meeting until the Shares available for grant hereunder shall no longer be sufficient to grant each Eligible Director an option for the number of Shares determined according to this Section 5.2.1, at which time the Shares remaining available for grant shall be allocated proportionately among the Eligible Directors entitled to the next following Annual Grant. Eligible Directors shall not be entitled to any payment of cash hereunder in lieu of receiving options.

                  5.2.2 INTERIM GRANTS. Each Eligible Director who is first appointed or elected to the Board and attends a regular quarterly meeting of the Board which occurs at a time other than at an Annual Meeting shall be granted an option ("Interim Grant") to purchase a number of Shares of Common Stock equal to the product of (a) 15,000 (as adjusted pursuant to Section 6) and (b) a fraction, the numerator of which shall be the number of regular quarterly directors' meetings expected by the Chief Executive Officer of the Company to occur between the date that such Eligible Director is appointed or elected to the Board and the first Annual Meeting following such appointment or election, and the denominator of which is four. Annual Meetings and regular quarterly Directors' meetings shall be scheduled according to the Company's Bylaws, applicable law, and Company policy and shall be designated by the Chief Executive Officer of the Company.

         SECTION 2. Section 5.4 of the Plan is hereby amended by deleting
Section 5.4 of the Plan in its entirety and substituting in lieu thereof the following:

         5.4 VESTING; EXERCISABILITY. Each option shall be fully vested and exercisable on its grant date. Such vesting shall be uniform for all Eligible Directors under the Plan and is more fully set out in Section 2 of the Option Agreement.

         SECTION 3. The form of agreement currently used to evidence options granted under the Plan shall be replaced with the form of agreement attached hereto as Exhibit A for Non-employee Directors from The Netherlands and as Exhibit B for all other Non-employee Directors.

         SECTION 4. Except as specifically amended by this Fifth Amendment, the Plan shall remain in full force and effect as prior to this Fifth Amendment.

         IN WITNESS WHEREOF, the Company has caused this Fifth Amendment to the Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Non-Employee Directors to be executed on the Effective Date.


                                            HARBINGER CORPORATION



                                            By:     /s/ C. Tycho Howle
                                               ------------------------------
                                                     C. Tycho Howle
                                            Title: Chairman and CEO

ATTEST:


By:  /s/ Loren Wimpfheimer
   -----------------------------
      Loren B. Wimpfheimer
Title:   Secretary

                                                                       EXHIBIT A

                             STOCK OPTION AGREEMENT
                                       AND
                                  OPTION GRANT


                              HARBINGER CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                        FOR (DUTCH) NONEMPLOYEE DIRECTORS


                  THIS STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the date set forth below, by and between HARBINGER CORPORATION (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of Georgia, and the undersigned, an individual resident of the state designated below (hereinafter called "Optionee").

                  The Company has adopted the Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Nonemployee Directors (the "Plan"). The Plan was amended on April 30, 1999 to provide for immediate vesting of options. This Option Agreement is being made pursuant to the Plan and capitalized terms used herein shall have the same meanings as those terms have in the Plan unless the context in which these terms are used herein requires otherwise or the terms are otherwise defined herein. The date of the grant of the option under this Option Agreement is as of the date specified below (the "Option Date").

         1. GRANT OF OPTION. The Company hereby grants to Optionee an option to purchase the number of shares of $.0001 par value Common Stock of the Company (the "Shares") designated below ("Option Shares"). Any portion of the option not exercised by Optionee as provided herein will expire on the day prior to the fifth anniversary of the Option Date unless sooner terminated as provided herein. The stock issued on the exercise of this option, when paid for as herein provided, will be fully paid and nonassessable.

         2. EXERCISE OF OPTION. This option is fully vested and may be exercised only during the period beginning on the Option Date and ending on the day prior to the fifth anniversary date hereof (the "Term") described below.

                  The terms contained in the Plan are incorporated into and made a part of this Option Agreement, and this Option Agreement shall be governed by and construed in accordance with the Plan. A "regular quarterly meeting" shall refer to a regular meeting (including an Annual Meeting or a special meeting held in lieu of a regular meeting) of the Board held on a quarterly basis, as determined by the Chief Executive Officer of the Company.

                  Each exercise of the option shall be by written notice in the form of an exercise agreement provided by the Board to the President or principal financial officer of the Company at its principal place of business, accompanied by payment in cash, by bank-certified, cashier's or personal check in the amount of the purchase price for the number of the Shares purchased. The date of each exercise of this option shall be the date upon which the notice is received by the appropriate officer.

                  The Company shall not be obligated to sell or issue any Shares pursuant to the option unless the issuance of such Shares is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable securities laws. In connection therewith, the Company may require from Optionee at the time of exercise reasonable representations and warranties with respect to the investment intent of Optionee and Optionee's status as an investor in the Shares in order to qualify for exemptions from registration under state or federal securities laws.

                  Within a reasonable time after receipt of the notice of exercise, the Company will take steps to ascertain compliance with this Option Agreement. The Company shall then cause certificates representing the Shares for the option exercised to be delivered as soon as reasonably possible, provided, however, that if any law, regulation, or agreement requires the Company to take action with respect to the Shares purchased prior to issuance, the date of issuance of the Shares shall be extended for the period necessary to take such action and comply with such law, regulation or agreement.

         3. ADMINISTRATION. This Agreement shall be administered, construed and interpreted by the Board with reference to the terms, conditions, and interpretive provisions of the Plan.

         4. PURCHASE PRICE. The purchase price per Option Share shall be as designated below ("Exercise Price"), which is equal to or greater than 100% of the fair market value of a share of Common Stock as of the Option Date.

         5. TERMINATION OF SERVICE OR DEATH. In the event Optionee, during his or her life, ceases to be an Eligible Director for any reason, any unexercised portion of the option shall terminate one (1) year after termination of Optionee's status as an Eligible Director due to disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and thirty
(30) days after the termination of Optionee's status as an Eligible Director for any other reason, but in no event after the expiration of the term of the option.

                  In the event of the death of Optionee while Optionee is an Eligible Director, but before the expiration of this option, the personal representatives, heirs or legatees of Optionee may exercise the option held by Optionee. The personal representatives, heirs or legatees must exercise any such option within thirty (30) days after the date of the death of Optionee and in any event prior to the date of expiration of the option, and such exercise otherwise shall be subject to the terms and conditions of this Option Agreement and the Plan.

         6. NO RIGHTS IN OPTION SHARES. Optionee shall have no rights as a shareholder in respect of Shares covered by this Option Agreement until the date of issuance of the Shares to him or her and only after the Shares are fully paid. Optionee shall have no rights with respect to such Shares not expressly conferred by this Option Agreement.

         7. NONASSIGNABILITY. This option shall not be encumbered or transferred in whole or in part except by will or the laws of descent and distribution, and is exercisable during the lifetime of Optionee only by him or her, except as expressly permitted by the Board.

                  In consideration for the grant of this option, Optionee promises to use his or her best efforts in furtherance of the Company's business and prospects and in the exercise of his or her duties as a member of the Board of Directors of the Company.


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         IN WITNESS WHEREOF, the parties hereunto have set their hands and seals as of the Option Date set forth below.

Option Date:                           HARBINGER CORPORATION
             --------------------
Option Shares:
             --------------------
                                       By:
Exercise Price:                            ------------------------------------
             --------------------
                                       Title:
Check One: Annual Grant                        --------------------------------
                        ---------

           Interim Grant
                        ---------

                                       OPTIONEE

                                       ----------------------------------------



                                       Address:
                                                -------------------------------
                                                -------------------------------
                                                -------------------------------

                                       State of Residence:
                                                           --------------------

                                                                       EXHIBIT B

                             STOCK OPTION AGREEMENT
                                       AND
                                  OPTION GRANT


                              HARBINGER CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                            FOR NONEMPLOYEE DIRECTORS


                  THIS STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of the date set forth below, by and between HARBINGER CORPORATION (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of Georgia, and the undersigned, an individual resident of the state designated below (hereinafter called "Optionee").

                  The Company has adopted the "Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Nonemployee Directors" (the "Plan"). The Plan was amended on April 30, 1999 to provide for immediate vesting of option. This Option Agreement is being made pursuant to the Plan and capitalized terms used herein shall have the same meanings as those terms have in the Plan unless the context in which these terms are used herein requires otherwise or the terms are otherwise defined herein. The date of the grant of the option under this Option Agreement is as of the date specified below (the "Option Date").

         1. GRANT OF OPTION. The Company hereby grants to Optionee an option to purchase the number of shares of $.0001 par value Common Stock of the Company (the "Shares") designated below ("Option Shares"). Any portion of the option not exercised by Optionee as provided herein will expire on the seventh anniversary of the Option Date unless sooner terminated as provided herein. The stock issued on the exercise of this option, when paid for as herein provided, will be fully paid and nonassessable.

         2. EXERCISE OF OPTION. This option is fully vested and may be exercised only during the period beginning on the Option Date and ending on the seventh anniversary date hereof (the "Term") described below.

                  The terms contained in the Plan are incorporated into and made a part of this Option Agreement, and this Option Agreement shall be governed by and construed in accordance with the Plan. A "regular quarterly meeting" shall refer to a regular meeting (including an Annual Meeting or a special meeting held in lieu of a regular meeting) of the Board held on a quarterly basis, as determined by the Chief Executive Officer of the Company.

                  Each exercise of the option shall be by written notice in the form of an exercise agreement provided by the Board to the President or principal financial officer of the Company at its principal place of business, accompanied by payment in cash, by bank-certified, cashier's or personal check in the amount of the purchase price for the number of the Shares purchased. The date of each exercise of this option shall be the date upon which the notice is received by the appropriate officer.

                  The Company shall not be obligated to sell or issue any Shares pursuant to the option unless the issuance of such Shares is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable securities laws. In connection therewith, the Company may require from Optionee at the time of exercise reasonable representations and warranties with respect to the investment intent of Optionee and Optionee's status as an investor in the Shares in order to qualify for exemptions from registration under state or federal securities laws.

                  Within a reasonable time after receipt of the notice of exercise, the Company will take steps to ascertain compliance with this Option Agreement. The Company shall then cause certificates representing the Shares for the option exercised to be delivered as soon as reasonably possible, provided, however, that if any law, regulation, or agreement requires the Company to take action with respect to the Shares purchased prior to issuance, the date of issuance of the Shares shall be extended for the period necessary to take such action and comply with such law, regulation or agreement.

         3. ADMINISTRATION. This Agreement shall be administered, construed and interpreted by the Board with reference to the terms, conditions, and interpretive provisions of the Plan.

         4. PURCHASE PRICE. The purchase price per Option Share shall be as designated below ("Exercise Price"), which is equal to or greater than 100% of the fair market value of a share of Common Stock as of the Option Date.

         5. TERMINATION OF SERVICE OR DEATH. In the event Optionee, during his or her life, ceases to be an Eligible Director for any reason, any unexercised portion of the option shall terminate one (1) year after termination of Optionee's status as an Eligible Director due to disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and thirty
(30) days after the termination of Optionee's status as an Eligible Director for any other reason, but in no event after the expiration of the term of the option.

                  In the event of the death of Optionee while Optionee is an Eligible Director, but before the expiration of this option, the personal representatives, heirs or legatees of Optionee may exercise the option held by Optionee on the date of Optionee's death. The personal representatives, heirs or legatees must exercise any such option within thirty (30) days after the date of the death of Optionee and in any event prior to the date of expiration of the option, and such exercise otherwise shall be subject to the terms and conditions of this Option Agreement and the Plan.

         6. NO RIGHTS IN OPTION SHARES. Optionee shall have no rights as a shareholder in respect of Shares covered by this Option Agreement until the date of issuance of the Shares to him or her and only after the Shares are fully paid. Optionee shall have no rights with respect to such Shares not expressly conferred by this Option Agreement.

         7. NONASSIGNABILITY. This option shall not be encumbered or transferred in whole or in part except by will or the laws of descent and distribution, and is exercisable during the lifetime of Optionee only by him or her, except as expressly permitted by the Board.

                  In consideration for the grant of this option, Optionee promises to use his or her best efforts in furtherance of the Company's business and prospects and in the exercise of his or her duties as a member of the Board of Directors of the Company.

         IN WITNESS WHEREOF, the parties hereunto have set their hands and seals as of the Option Date set forth below.

Option Date:                           HARBINGER CORPORATION
             --------------------
Option Shares:
             --------------------
                                       By:
Exercise Price:                            ------------------------------------
             --------------------
                                       Title:
Check One: Annual Grant                        --------------------------------
                        ---------

           Interim Grant
                        ---------

                                       OPTIONEE

                                       ----------------------------------------



                                       Address:
                                                -------------------------------
                                                -------------------------------
                                                -------------------------------

                                       State of Residence:
                                                           --------------------